SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                          __________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):  August
15, 1995

                               EARL SCHEIB, INC.
            (Exact name of registrant as specified in its charter)


                                    1-4822
                                  (Commission
                                  file number)

     Delaware                                     95-1759002
(State or other jurisdiction of              (I.R.S. Employer

incorporation or organization)               Identification No.)

     8737 Wilshire Boulevard
     Beverly Hills, California                    90211-0000
(Address of principal executive offices)          (Zip Code)

                              (310) 652-4880
     (Registrant's telephone number, including area code)


                   ________________________________________


Item 5.  Other Events.

On July 7, 1995, the Board of Directors of Earl Scheib, Inc., a Delaware corporation (the "Company") adopted and recommended for Shareholder approval the Amended and Restated Bylaws of Earl Scheib, Inc. in the form attached as an Exhibit to this Current Report on Form 8-K.

On August 15, 1995, the Shareholders of the Company adopted and approved the Amended and Restated Bylaws and said Bylaws were deemed effective on August 15, 1995.

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

Item 7.  Exhibits.

Exhibit 3(ii).... Amended and Restated Bylaws of Earl Scheib,
Inc.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EARL SCHEIB, INC.,
                                    A Delaware corporation


                                    By:/s/ John K. Minnihan
                                       --------------------
                                       John K. Minnihan
                                        Chief Financial Officer


Date: August 25, 1995





















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